ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS	6 Months Ended
Dec. 31, 2022
ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS
ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS

6.    ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS

Pro Farm Group, Inc

On July 12, 2022, we announced the closing of the merger (the “Pro Farm Merger”) with Pro Farm Group, Inc. (formerly Marrone Bio Innovations Inc.), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated March 16, 2022, among us, BCS Merger Sub, Inc., a wholly owned subsidiary of Bioceres, and Pro Farm Group, Inc. Upon the closing of the Pro Farm Merger, Pro Farm Group, Inc. became a wholly owned subsidiary of Bioceres and each share of Pro Farm Group, Inc. common stock was exchanged for our ordinary shares at a fixed exchange ratio of 0.088.

Pro Farm Group, Inc. leads the movement to environmentally sustainable farming practices through the discovery, development and sale of innovative biological products for crop protection, crop health and crop nutrition. The company’s commercial products are sold globally and supported by more than 343 patents and patent applications. Pro Farm Group, Inc. develops novel, environmentally sound solutions for agriculture using proprietary technologies to isolate and screen naturally occurring microorganisms and plant extracts.

The combined company has a diverse customer base, product portfolio and geographic reach across a wide range of crops, positioned to serve the massive market opportunity emerging from the bio-reduction and replacement of chemical ag inputs. The merger combines our expertise in bionutrition and seed care products with Pro Farm Group’s leadership in the development of biological crop protection and plant health solutions, creating a global leader in the development and commercialization of sustainable agricultural solutions.

The consideration of payment was measured at fair value, which was calculated as the sum of the acquisition-date fair values of the assets transferred, and the liabilities incurred.

Consideration of payment (amounts in thousands of dollars):

Shares issued	154,795
Assumed RSU & Stock options	1,620
Cash payment	29
Total consideration	156,444

Assets acquired and liabilities assumed (amounts in thousands of dollars):

Net assets incorporated

Cash and cash equivalents	4,402
Trade receivables	6,855
Other receivables	1,423
Inventories	11,183
Property, plant and equipment	12,607
Right of use assets,net	3,005
Intangible assets	17,766
Restricted cash	1,560
Other assets	683
Trade and other payables	(22,653)
Lease liabilities	(3,245)
Borrowings	(25,586)
Other liabilities	(857)

Revaluation of existing assets

Property, plant and equipment	494
Intangible assets	79,053
Deferred tax	(16,705)

Total net assets identified	69,985

Goodwill	86,459

Total consideration	156,444

The figures reported above could be subject to changes.

Goodwill is not expected to be deductible for tax purposes.

The amounts of revenue and net loss of the acquiree since the merger date included in the condensed consolidated statement of comprehensive income for the six- month period ended December 31, 2022, were $17.6 million and ($6.0) million, respectively.

The pro-forma revenue and net loss of the combined entity for the six-month period ended December 31, 2022 as though the date for the merger had been as of the beginning of the reporting period amount to $221.7 million and $(6.8) million, respectively.

Syngenta Seedcare agreement

On September 12, 2022, we entered into a 10-year agreement with Syngenta Crop Protection AG (“Syngenta”), pursuant to which Syngenta will be the exclusive global distributor of certain of Bioceres’ biological solutions for seed care applications. Products included within the scope of the agreement are the nitrogen-fixing Rhizobia seed treatment solutions (inoculants), and other biological seed and soil treatment solutions currently in the portfolio or pipeline of Rizobacter. The products in the agreement will be sold under the trademarks owned by Bioceres or its affiliates, or any other trademark approved by Bioceres.

Pro Farm’s biological solutions are not included within the scope of the current agreement. Bioceres retains global rights for use of products included in the agreement on HB4® crops and, in the United States, Syngenta rights will be non-exclusive for upstream applications.

The exclusive commercial collaboration is global, except for Argentina where both parties will continue to work under the existing framework. It has an effective date at the beginning of the 2023 calendar year, but implementation will be staggered. Bioceres will continue distributing its products in South Africa, Bolivia, Chile, Colombia, Paraguay and Uruguay during the year 2023. Thus, full implementation will be in 2024, subject to regulatory clearances.

The agreement establishes a joint R&D program to accelerate the development and registration of Bioceres’ pipeline products and new solutions for seed treatment, foliar and other applications, globally. Funding for R&D platform will be shared, with Syngenta contributing up to 70% of the investment.

In consideration for the rights granted under the agreements, Syngenta made an upfront payment of $50 million to Bioceres on October 6th, 2022. As of December 31, 2022, the upfront payment is reported as Deferred revenue and advances from customers. Additionally, for the duration of the agreement, Bioceres will receive 50% to 30% of the profits generated by sales conducted by Syngenta, depending on the geography and the year. The agreement sets global minimum targets for profits to be received by Bioceres, that amount to a total of $230 million for the life of the agreement. If Bioceres fails to receive the minimum profit targets set for any rolling two calendar year period, it will have the option to terminate Syngenta’s exclusivity. Syngenta may opt to retain exclusivity by compensating the shortfall in cash or other economic consideration. Syngenta will cover all operating expenses incurred in connection with the marketing and sale in exclusive territory. Bioceres’ subsidiary Rizobacter will act as the exclusive supplier to Syngenta for products under the agreement.

The figures reported as current and non-current in Deferred revenue and advances from customers are based on our best estimation at the time these financial statements are authorized of issuance.